Exhibit 99.3

Corridor Confirmation

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	June 29, 2007

To:	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6 (“Party B”)
Address: The Bank of New York
101 Barclay Street-4W
New York, New York 10286
Attention: Corporate Trust MBS Administration, CWALT, Series
2007-HY6
Facsimile: 212-815-3986
Phone: 212-815-6093

cc:	Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attn: Melizza Stotler
Tel: (203) 618-2576
Fax: (203) 618-2580

From:	The Royal Bank of Scotland plc (“Party A”)

Re:	CWALT 2007-HY6
Our Reference Number:	IRG16331656.2A/2B

Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual or corporate capacity but solely as trustee of the Supplemental Interest Trust for Alternative Loan Trust 2007-HY6 and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation.  This Confirmation will constitute a Confirmation that supplements, forms a part of, and is subject to, the 1992 ISDA Master Agreement dated as of June 29, 2007, as amended and supplemented from time to time, between Party A and Party B (the “Master Agreement”).  All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will govern.  Terms capitalized but not defined herein or in the Definitions incorporated herein shall have the respective meanings attributed to them in the pooling and servicing agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”) among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

1	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the lesser of (i) the amount set forth on Schedule A attached hereto and (ii) the aggregate Class Certificate Balance of the LIBOR Certificates (the “Certificates”) on the monthly statement from the Trustee for the distribution occurring on the first day of the applicable Calculation Period.

The Trustee shall make available each month via its website a statement containing the aggregate Class Certificate Balance of the Certificates as of the first day of such Calculation Period and shall notify Party A at least five (5) Business Days prior to the related Floating Rate Payer Payment Date of such aggregate Class Certificate Balance at the following email addresses:  gcmderivatives@rbsgc.com and NADerivSupport@rbsgc.com; provided, however, that if the Trustee fails to provide such email notification, Party A is permitted to rely upon the statement of Class Certificate Balance of the Certificates made available on the Trustee’s website.  The Trustee’s internet website shall initially be located at https://sfr.bankofny.com and assistance in using the website can be obtained by calling the Trustee’s investor relations desk at 1-877-332-4550.

Any payment by either party in excess of the amount due under this Transaction on any Floating Rate Payer Payment Date or Fixed Rate Payer Payment Date, as applicable, shall be returned by the party receiving such overpayment promptly after notification from Party B that Party B is aware of such overpayment.  Other than the return of such overpayment, neither Party A nor Party B shall incur any penalty or liability hereunder with respect to such overpayment.

Trade Date:

June 25, 2007

Effective Date:

June 25, 2009

Termination Date:

June 25, 2017, subject to no adjustment.

Fixed Amounts:

Fixed Rate Payer:

Party B; provided, however, that payment of the Fixed Amount to Party A will be made on behalf of Party B by Banc of America Securities LLC.

Fixed Rate Payer Payment Date:

June 29, 2007

Fixed Amount:

USD 688,500.

Floating Amounts:

Floating Rate Payer:

Party A

Cap Rate:

See Amortization Schedule in Schedule A attached hereto

Floating Rate Payer Period End Dates:

The 25th of each month in each year from (and including) July 25, 2009 to (and including) the Termination Date, subject to no adjustment.

Floating Rate Payer Payment Dates:

Early Payment shall be applicable.  The Floating Rate Payer Payment Dates shall be one Business Days prior to each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided however, that if the Floating Rate Option for any Calculation Period is greater than Ceiling Rate (as set forth in Schedule A), then the Floating Rate Option for such Calculation Period shall be deemed to be Ceiling Rate.

Designated Maturity:

One month

Floating Rate Day Count Fraction:

Actual/360 unadjusted

Reset Dates:

First day of each Calculation Period

Business Days for payment:

New York

2	Account Details:

Account for payments to Party A:
For the account of:
The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations

London SWIFT RBOSGB2RTCM
with JPMorgan Chase Bank New York CHASUS33
ABA # 021000021
Account Number 400930153

Account for payments to Party B:	The Bank of New York New York, NY ABA # 021-000-018 GLA # 111-565 For Further Credit: TAS A/C 541992 Attn: Matthew J. Sabino 212-815- 6093 Fax: 212-815-3986

3	Offices:

The Office of Party A for this Transaction is:	London

4
Agency Role of Greenwich Capital Markets, Inc.  This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc.  Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

The Royal Bank of Scotland plc
Attention: Derivatives Documentation
Fax: 0207 375 6724 / 6486 Phone: 0207 375 4225

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
Name: Deborah Pfeifer
Title: Vice President

Accepted and confirmed as of the Trade Date written above:

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUSTEE FOR ALTERNATIVE LOAN TRUST 2007- HY6

By:   /s/ Matthew Sabino
Name: Matthew Sabino
Title: Assistant Treasurer

Schedule A to the Confirmation dated as of June 29, 2007

Re: Reference Number IRG16331656.2A/2B

Amortization Schedule

From and Including	To but excluding	Notional Amount (USD)	Cap Rate (%)	Ceiling Rate (%)
Effective Date	7/25/2009	123,820,966.53	7.63	7.92
7/25/2009	8/25/2009	329,611,128.41	7.68	7.97
8/25/2009	9/25/2009	321,631,190.98	7.72	8.01
9/25/2009	10/25/2009	313,917,204.18	7.75	8.04
10/25/2009	11/25/2009	306,462,942.87	7.79	8.08
11/25/2009	12/25/2009	299,264,913.19	7.80	8.09
12/25/2009	1/25/2010	284,763,181.49	7.81	8.10
1/25/2010	2/25/2010	278,250,875.10	7.82	8.11
2/25/2010	3/25/2010	272,043,319.42	7.82	8.11
3/25/2010	4/25/2010	266,130,042.33	7.81	8.10
4/25/2010	5/25/2010	260,536,793.26	7.81	8.10
5/25/2010	6/25/2010	255,251,342.74	7.80	8.09
6/25/2010	7/25/2010	244,182,590.56	7.78	8.07
7/25/2010	8/25/2010	314,838,537.82	7.77	8.06
8/25/2010	9/25/2010	306,539,320.87	7.75	8.04
9/25/2010	10/25/2010	298,485,160.71	7.73	8.02
10/25/2010	11/25/2010	290,667,701.39	7.71	8.00
11/25/2010	12/25/2010	283,078,726.54	7.68	7.97
12/25/2010	1/25/2011	269,899,761.56	7.64	7.93
1/25/2011	2/25/2011	262,898,630.91	7.60	7.89
2/25/2011	3/25/2011	256,098,728.23	7.56	7.85
3/25/2011	4/25/2011	249,493,283.10	7.51	7.80
4/25/2011	5/25/2011	243,075,228.55	7.45	7.74
5/25/2011	6/25/2011	236,837,507.63	7.39	7.68
6/25/2011	7/25/2011	225,251,956.57	7.32	7.61
7/25/2011	8/25/2011	245,725,192.17	7.25	9.14
8/25/2011	9/25/2011	238,953,713.10	7.17	9.07
9/25/2011	10/25/2011	232,377,027.33	7.08	8.79
10/25/2011	11/25/2011	225,990,219.80	6.99	8.93
11/25/2011	12/25/2011	219,789,392.70	6.89	8.62
12/25/2011	1/25/2012	208,541,655.07	6.79	8.80
1/25/2012	2/25/2012	202,841,593.37	6.68	8.69
2/25/2012	3/25/2012	197,341,284.03	6.56	8.07
3/25/2012	4/25/2012	192,074,648.08	6.45	8.34
4/25/2012	5/25/2012	173,012,387.15	6.31	7.74
5/25/2012	6/25/2012	135,173,079.86	6.18	7.12
6/25/2012	7/25/2012	91,256,079.43	6.36	6.66
7/25/2012	8/25/2012	171,571,351.91	6.50	6.80
8/25/2012	9/25/2012	166,756,054.13	6.66	6.96
9/25/2012	10/25/2012	162,082,203.52	6.80	7.10
10/25/2012	11/25/2012	157,545,630.02	6.95	7.25
11/25/2012	12/25/2012	153,142,303.21	7.09	7.39
12/25/2012	1/25/2013	144,366,997.49	6.97	7.52
1/25/2013	2/25/2013	140,312,818.98	7.13	7.68
2/25/2013	3/25/2013	136,377,726.52	7.26	7.81
3/25/2013	4/25/2013	132,558,317.79	7.39	7.94
4/25/2013	5/25/2013	128,851,305.64	7.53	8.08
5/25/2013	6/25/2013	125,253,752.70	7.65	8.20
6/25/2013	7/25/2013	118,423,840.71	7.78	8.33
7/25/2013	8/25/2013	115,108,703.92	7.91	8.46
8/25/2013	9/25/2013	111,891,037.18	8.02	8.57
9/25/2013	10/25/2013	108,767,851.45	8.14	8.69
10/25/2013	11/25/2013	105,736,363.10	8.24	8.79
11/25/2013	12/25/2013	102,793,880.89	7.59	8.89
12/25/2013	1/25/2014	96,744,013.10	7.69	8.99
1/25/2014	2/25/2014	93,972,179.95	7.76	9.06
2/25/2014	3/25/2014	91,281,745.16	7.86	9.16
3/25/2014	4/25/2014	88,670,364.09	7.95	9.25
4/25/2014	5/25/2014	86,135,730.41	8.01	9.31
5/25/2014	6/25/2014	83,675,554.12	8.07	9.37
6/25/2014	7/25/2014	78,819,755.72	8.14	9.44
7/25/2014	8/25/2014	76,502,714.04	7.90	9.50
8/25/2014	9/25/2014	74,253,766.25	7.94	9.54
9/25/2014	10/25/2014	72,070,863.51	7.99	9.59
10/25/2014	11/25/2014	69,952,063.81	8.00	9.60
11/25/2014	12/25/2014	67,895,487.49	8.03	9.63
12/25/2014	1/25/2015	65,899,313.02	8.05	9.65
1/25/2015	2/25/2015	63,961,763.08	8.04	9.64
2/25/2015	3/25/2015	62,081,116.33	8.06	9.66
3/25/2015	4/25/2015	60,255,714.87	8.05	9.65
4/25/2015	5/25/2015	58,483,949.69	8.04	9.64
5/25/2015	6/25/2015	56,764,275.85	8.01	9.61
6/25/2015	7/25/2015	55,095,181.04	7.99	9.59
7/25/2015	8/25/2015	53,475,158.53	7.96	9.56
8/25/2015	9/25/2015	51,902,720.54	7.92	9.52
9/25/2015	10/25/2015	50,376,465.65	8.17	9.47
10/25/2015	11/25/2015	48,895,038.49	8.13	9.43
11/25/2015	12/25/2015	47,457,123.01	8.08	9.38
12/25/2015	1/25/2016	46,061,440.20	8.01	9.31
1/25/2016	2/25/2016	44,706,753.22	7.92	9.22
2/25/2016	3/25/2016	43,391,859.01	7.83	9.13
3/25/2016	4/25/2016	42,115,583.35	8.50	9.05
4/25/2016	5/25/2016	40,876,781.69	8.40	8.95
5/25/2016	6/25/2016	39,674,312.69	8.31	8.86
6/25/2016	7/25/2016	38,507,056.65	8.21	8.76
7/25/2016	8/25/2016	37,373,979.67	8.10	8.65
8/25/2016	9/25/2016	36,274,178.59	8.00	8.55
9/25/2016	10/25/2016	35,206,695.79	7.88	8.43
10/25/2016	11/25/2016	34,170,482.21	7.77	8.32
11/25/2016	12/25/2016	33,164,711.09	7.65	8.20
12/25/2016	1/25/2017	32,188,438.98	7.76	8.06
1/25/2017	2/25/2017	31,240,806.94	7.64	7.94
2/25/2017	3/25/2017	30,320,627.02	7.51	7.81
3/25/2017	4/25/2017	29,427,027.47	7.39	7.69
4/25/2017	5/25/2017	28,558,948.83	7.26	7.56
5/25/2017	Termination Date	27,713,859.08	7.13	7.43